UNITED STATES DISTRICT COURT DISTRICT OF NEW JERSEY Case No.: 2:19-cv-15812-MAH LUKE JOHNSON, derivatively on behalf of AMERICAN RENAL ASSOCIATES HOLDINGS, INC., NOTICE OF SETTLEMENT Plaintiff, TO CURRENT STOCKHOLDERS OF AMERICAN RENAL vs. ASSOCIATES HOLDINGS, INC. JOSEPH A. CARLUCCI, JASON M. BOUCHER, JONATHAN L. WILCOX, MICHAEL E. BOXER, SUSANNE V. CLARK, THOMAS W. ERICKSON, ROBERT H. FISH, JARED S. HENDRICKS, JOHN M. JURELLER, SYED T. KAMAL, PATRICK T. RYAN, and STEVEN M. SILVER, Defendants, and AMERICAN RENAL ASSOCIATES HOLDINGS, INC., Nominal Defendant. NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION TO: ALL OWNERS OF AMERICAN RENAL ASSOCIATES HOLDINGS, INC. (“ARA” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: ARA) AS OF JULY 2, 2020, WHO CONTINUE TO OWN SUCH SHARES THROUGH DECEMBER 14, 2020 (“CURRENT ARA STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTION, ARA STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. Note: The date and time of the Settlement Hearing may change and/or it may be held by teleconference or videoconference, without further written notice. You should monitor the Court’s docket before making plans to participate in the Settlement Hearing. You may also confirm the date, time, and method of the Settlement Hearing by contacting Plaintiff’s Counsel by phone at 516-922-5427 or by email at tbrown@thebrownlawfirm.net and/or the website of Plaintiff’s Counsel, www.rosenlegal.com. PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Agreement of Settlement, dated July 2, 2020 (the “Stipulation”). The purpose of this Notice is to inform you of: • the existence of the above-captioned derivative action (“Derivative Action”), • the proposed settlement between Plaintiff1 and Defendants reached in the Derivative Action (the “Settlement”), • the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement, • Plaintiff’s Counsel’s application for fees and expenses, and • Plaintiff’s Service Award. This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiff’s claims or Defendants’ defenses. This Notice is solely to advise you of 1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation. 2 the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement. Summary On July 2, 2020, Plaintiff, ARA, in its capacity as a nominal defendant, and Individual Defendants Joseph A. Carlucci, Jason M. Boucher, Jonathan L. Wilcox, Michael E. Boxer, Susanne V. Clark, Thomas W. Erickson, Robert H. Fish, Jared S. Hendricks, John M. Jureller, Syed T. Kamal, Patrick T. Ryan, and Steven M. Silver entered into the Stipulation in the Derivative Action filed derivatively on behalf of ARA, in the United States District Court for the District of New Jersey (the “Court”) against the Individual Defendants. The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Derivative Action with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The consideration for the proposed Settlement is comprised of certain changes, modifications, and improvements to ARA’s corporate governance and business ethics practices and adjustments to prior compensation of certain ARA directors (the “Reforms”), as outlined in Exhibit A to the Stipulation, and provides that the Individual Defendants shall pay or cause to be paid (but not by ARA), subject to Court approval, four hundred twelve thousand five hundred dollars and zero cents ($412,500.00) to Plaintiff’s Counsel for their attorneys’ fees and expenses (the “Fee and Expense Amount”), and a Service Award to Plaintiff of one thousand five hundred dollars and zero cents ($1,500.00) to be paid from the Fee and Expense Award. This Notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Company’s website, www.americanrenal.com, contact Plaintiff’s Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court. What is the Lawsuit About? The Derivative Action is brought derivatively on behalf of nominal defendant ARA and alleges that ARA had material weaknesses in financial reporting relating to its accounting practices, specifically related to complexities surrounding recording anticipated revenue at its jointly owned clinics from third parties (i.e., non- contracted commercial payors). Plaintiff alleges that that the Individual Defendants breached their fiduciary duties by knowingly or recklessly causing ARA to make 3 false and misleading statements concerning the effectiveness of ARA’s internal controls and compliance with relevant financial reporting principles, to make false and misleading statements to create the false impression to the investing public of ARA’s financial success and its business operations, and failing to maintain internal controls. Plaintiff alleges this conduct required the Company to restate certain financial statements reported in its annual and quarterly reports filed with the SEC. Why is there a Settlement? The Court has not decided in favor of Defendants or Plaintiff. Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the Reforms that the Company adopted or will adopt as part of the Settlement, provides a substantial benefit to, and is in the best interests of, ARA and its stockholders. The Individual Defendants deny, and continue to deny, each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action. The Individual Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of ARA and ARA’s stockholders. The Individual Defendants assert and continue to believe that they have meritorious defenses to the claims in the Derivative Action. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation. The Settlement Hearing and Your Right to Object to the Settlement On September 14, 2020, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for the notice of the Settlement to be made to Current ARA stockholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on December 14, 2020 at 11:00 a.m. before the Honorable Michael A. Hammer, U.S. District Court, District of New Jersey, Courtroom 2C, located at the Martin Luther King Building & U.S. Courthouse, 50 Walnut Street, Newark, New Jersey, 07102, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) 4 consider the agreed-to Fee and Expense Award to Plaintiff’s Counsel of attorneys’ fees and the reimbursement of expenses; (v) consider the Service Award to Plaintiff, which shall be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement. The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically or via videoconference without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar or Plaintiffs’ Counsel by phone at (516) 922-5427 or by email at tbrown@thebrownlawfirm.net and/or the their website of Plaintiff’s Counsel, www.rosenlegal.com, for any change in date, time or format of the Settlement Hearing. Any Current ARA Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys’ fees and expenses, may file with the Court a written objection. An objector must at least fourteen (14) calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of ARA common stock as of July 2, 2020 and through the date of the objection, including the number of shares of ARA common stock held and the date of purchase, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three (3) years; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown. 5

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN NOVEMBER 30, 2020. The Clerk’s address is: Clerk of the Court U.S. DISTRICT COURT, DISTRICT OF NEW JERSEY Martin Luther King Building & U.S. Courthouse 50 Walnut Street Newark, NJ 07102 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFF’S COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN NOVEMBER 30, 2020. Counsel’s addresses are: Counsel for Plaintiff: Phillip Kim Timothy Brown THE ROSEN LAW FIRM, P.A. THE BROWN LAW FIRM, P.C. 275 Madison Avenue, 40th Floor 240 Townsend Square New York, NY 10016 Oyster Bay, NY 11771 Counsel for Defendants: Jason C. Hegt LATHAM & WATKINS LLP 885 Third Avenue New York, NY 10022 An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than fourteen (14) calendar days before the Settlement Hearing. Any ARA stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court. 6

If you are a Current ARA Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in this Derivative Action, and from pursuing any of the Released Claims. If you held ARA common stock as of July 2, 2020 and continue to hold such stock through December 14, 2020, you may have certain rights in connection with the proposed Settlement. You may obtain further information by contacting counsel for Plaintiff at: Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, New York, NY 10016, Telephone: (212) 686-1060, E-mail: pkim@rosenlegal.com or Timothy Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, E-mail: tbrown@thebrownlawfirm.net. Please Do Not Call the Court or Defendants with Questions About the Settlement. 7